FORM 8-K/A #1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934

                Date of Report (Date of earliest event reported):

                                December 31, 1997

                          -----------------------------
                              WINDSOR CAPITAL CORP.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                     33-11935                      59-2754843
  ----------                   ----------                    -------------
(State or other             (Commission File                (I.R.S. Employer
jurisdiction of                  Number)                     Identification
 incorporation)                                                    No.)

                             350 E. Irving Park Road
                                 Roselle, Illinois                 60172
                             -----------------------            -----------
                     (Address of principal executive offices)    (Zip Code)

                                 (630) 529-9424
                      ------------------------------------
               (Registrant's telephone number including area code)

                         1111 Kane Concourse, Suite 505
                        Bay Harbor Island, Florida 33154
                   ------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits:

         16 Letter dated January 21, 1998, from Harvey Judkowitz, C.P.A., with respect to certain statements regarding the dismissal of such firm as the Registrant's independent accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Windsor Capital Corp.

January 23, 1998                                     By: /s/ Gary N. Mansfield
                                                         Gary N. Mansfield
                                                         Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT                   DESCRIPTION
-------                   -----------
  16 Letter dated January 21, 1998, from Harvey Judkowitz, C.P.A., with respect to certain statements regarding the dismissal of such firm as the Registrant's independent accountants.